UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): November 25, 2013

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth*
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures)

	August ‘13	September ‘13	October '13
Process Management	0 to +5	0 to +5	0 to +5
Industrial Automation	0 to +5	+5	0 to +5
Network Power*	-5 to 0	0 to +5	+5
Climate Technologies	+5	+5	+5
Commercial & Residential Solutions	0 to +5	+5 to +10	0 to +5
Total Emerson*	0 to +5	0 to +5	0 to +5

*Excludes the embedded computing and power business, 51 percent of which was divested as of November 22, 2013.

October 2014 Orders Comments

Trailing three-month orders grew modestly, continuing to reflect a macroeconomic environment trending slightly favorable. Overall market conditions remained unchanged, with mixed demand levels among industries and geographies. All business segments reported orders growth, with emerging markets stronger than mature markets. Currency translation was negligible.

Process Management orders growth remained supported by high levels of energy and chemical investment globally. Asia growth was strong, led by robust performance in China, Latin America increased at a double-digit rate, driven by oil and gas and mining projects, and growth in North America was moderate, benefiting from broad-based infrastructure investments. Europe and Middle East/Africa orders declined. Currency translation deducted 2 percentage points, primarily due to backlog revaluation.

Industrial Automation orders increased modestly, as demand for industrial goods continued to recover slowly. Growth in the U.S. and Asia offset soft market conditions in Europe. The power generating alternators business declined modestly.
Network Power orders, which exclude the embedded computing and power business, grew moderately, supported by data center investment growth in Asia and Europe and demand for telecommunications infrastructure globally. Market conditions for data center infrastructure remained soft in the Americas.

Climate Technologies orders grew moderately, as global refrigeration markets continued to recover and air conditioning demand increased in Asia and Middle East/Africa. Orders growth in the U.S. and Europe air conditioning businesses remained steady.

Commercial & Residential Solutions orders increased moderately, driven by continued strength in U.S. residential markets. Growth was led by the professional tools and food waste disposers businesses.

Upcoming Investor Events

On Thursday, December 5, 2013, Emerson Chairman and Chief Executive Officer David N. Farr will present at the Credit Suisse Industrials Conference in New York City, at 8:15 a.m. ET.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	November 25, 2013	By:	/s/ John G. Shively
John G. Shively Assistant General Counsel and Assistant Secretary